1998 SEMIANNUAL REPORT


IDS
Discovery
Fund

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The goal of IDS Discovery Fund, Inc. is long-term  growth of capital.  The
Fund invests primarily in common stocks of small- and medium-size growth companies.

      American  Express  Financial  Advisors

      Distributed by American Express Financial Advisors Inc.
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Your piece of the future

Glance through current business magazines and newspaper articles on the fastest-growing companies in America and you'll find many of the stocks that Discovery Fund owns. The Fund seeks smallto medium-size firms at the forefront of rapidly growing markets or industries. From high-tech companies in computer networking or biotechnology to firms that have found new ways to make, manage or market traditional products and services, these are the companies that are creating jobs and reshaping U.S. industry today.

Contents

From the chairman                            3
From the portfolio manager                   3
The Fund's ten largest holdings              5
Financial statements                         6
Notes to financial statements                9
Investments in securities                   23
Board members and officers                  27
IDS mutual funds                            28

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      To our shareholders


      From the chairman

      If you're an experienced investor, you know that the past few years have been unusually strong in many financial markets. Perhaps just as important, history shows that bull markets don't last forever. Though often unpredictable, declines -- whether they're brief or long-lasting, moderate or substantial -- are always a possibility. We saw evidence of that last October, when financial turmoil in Southeast Asia sparked a sharp decline in worldwide stock markets, including the U.S.

      The potential for such volatility reinforces the need for investors to review periodically their long-term goals and examine whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.



      William R. Pearce
      (picture of) William R. Pearce
      William R. Pearce
      Chairman of the Board


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      From the portfolio manager

      Mixed results for small-capitalization stocks during the past six months resulted in a virtually flat performance for IDS Discovery Fund in the first half of its fiscal year. For the period -- August 1997 through January 1998 -- the Fund's Class A shares produced a total return of 0.1%. (A decline in the Fund's net asset value, or NAV, over the six months resulted from a capital gain paid to shareholders last December, which reduced the NAV by the same amount at that time.)

      The period began on a very positive note, as small-cap stocks, which had trailed their large-cap cousins for much of the past few years, rallied strongly. In fact, the Fund gained approximately 11% during August and September, compared with a slight loss for the Standard & Poor's 500 -- an unmanaged index of stocks commonly used to measure the performance of large-cap issues.

      A case of the Asian flu

      The fast start proved to be short-lived, however, as, in October, crumbling financial markets in Southeast Asia sent shock waves throughout the world. Particularly affected were stocks of companies in technology-related businesses, which can derive a substantial portion of their revenues from Asian economies, and energy services -- two sectors that comprised a substantial portion of the Fund's assets. As investors shifted money into the perceived safe haven provided by large-cap issues and bonds, the small-cap sector continued to struggle through the end of the period. For the Fund, this trend resulted in a price erosion that erased nearly all of the early gain.

      More consistent performance came from the Fund's investments in consumer-staple stocks, including food/beverage and health care, and financial services, including banks and insurance. The former group benefited from relatively predictable earnings growth, while the latter was boosted by a healthy decline in long-term interest rates.

      Getting a bargain

      As for changes to the Fund's holdings, I avoided stocks with high price/earnings ratios, which appeared most vulnerable to declines induced by the situation in Asia. At the same time, I did add some stocks of what I believe are promising companies that became available at bargain prices. I kept the portfolio essentially fully invested (minimal cash reserves) -- a strategy that, while it results in greater short-term price volatility, provides the opportunity for greater gain over the long term.

      As the second half of the fiscal year begins, the good news is that the fundamentals for small-cap stocks remain favorable, particularly their valuation level compared with many large-cap issues. Plus, the economy continues to march on while inflation has yet to become a threat. On the other hand, the fallout from the Asian situation may be with us for some months. In the meantime, I intend to keep the Fund fully invested so that it will be in position to benefit from potential upturns in the market.




      Kurt Winters
      (picture of) Kurt Winters
      Kurt Winters
      Portfolio Manager

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Class A
 6-month performance

(All figures per share)

Net asset value (NAV)

Jan. 31, 1998       $   11.48

July 31, 1997       $   13.02

Decrease            $    1.54


Distributions
Aug. 1, 1997 - Jan 31, 1998


From income         $    1.01

From capital gains $     0.55

Total distributions$     1.56

Total return*           +0.1%**

Class B
 6-month performance

(All figures per share)

Net asset value (NAV)

Jan. 31, 1998       $   11.23

July 31, 1997       $   12.82

Decrease            $    1.59


Distributions
Aug. 1, 1997 - Jan. 31, 1998


From income         $    1.01

From capital gains  $    0.55

Total distributions$     1.56

Total return*           -0.2%**

Class Y
 6-month performance

(All figures per share)

Net asset value (NAV)

Jan. 31, 1998       $   11.49

July 31, 1997       $   13.03

Decrease            $    1.54


Distributions
Aug. 1, 1997 - Jan. 31, 1998


From income         $    1.01

From capital gains  $    0.55

Total distributions$     1.56

Total return*           +0.2%**



      *The prospectus discusses the effect of sales charges, if any, on the various classes.

      **The total return is a hypothetical investment in the Fund with all distributions reinvested.

 The Fund's ten largest holdings


                                              Percent               Value
                               (of Fund's net assets)     (as of Jan. 31, 1998)

       Watson Pharmaceuticals                   2.90%         $32,156,250

       AccuStaff                                2.79           30,900,000

       FelCor Suite Hotels                      2.70           29,850,000

       Jacobs Engineering Group                 2.68           29,631,249

       Steel Dynamics                           2.62           29,000,000

       Quorum Health Group                      2.60           28,750,000

       OfficeMax                                2.51           27,787,500

       Kemet                                    2.51           27,750,000

       Camco Intl                               2.47           27,343,750

       Millipore                                2.36           26,200,000

(icon of) pie chart

The ten holdings listed here make up 26.14% of the Fund's net assets

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


      Financial statements


      Statement of assets and liabilities IDS Discovery Fund, Inc.
      Jan. 31, 1998



                                  Assets

                                                                                                   (Unaudited)
 Investments in securities, at value (Note 1):
 Investments in securities of unaffiliated issuers
      (identified cost $953,881,647)                                                            $1,048,220,661
 Investments in securities of affiliated issuers
      (identified cost $58,456,328)                                                                 63,682,813
 Cash in bank on demand deposit                                                                      1,968,624
 Dividends and accrued interest receivable                                                              89,618
 Receivable for investment securities sold                                                           7,859,140
 Deposits for securities sold short (Notes 1 and 3)                                                  3,853,908
                                                                                                     ---------
 Total assets                                                                                    1,125,674,764
                                                                                                 -------------

                                  Liabilities

 Payable upon return of securities loaned (Note 6)                                                  11,412,500
 Accrued investment management services fee                                                             47,036
 Accrued distribution fee                                                                                2,521
 Accrued service fee                                                                                     5,185
 Accrued transfer agency fee                                                                             4,430
 Accrued administrative services fee                                                                     1,567
 Other accrued expenses                                                                                130,340
 Open option contracts written, at value
      (premium received $3,588,095)                                                                  2,732,031
 Securities sold short (Notes 1 and 3)                                                               4,256,250
                                                                                                     ---------
 Total liabilities                                                                                  18,591,860
                                                                                                    ----------
 Net assets applicable to outstanding capital stock                                             $1,107,082,904
                                                                                                ==============

                                  Represented by

 Capital stock-- $.01 par value (Note 1)                                                        $      966,998
 Additional paid-in capital                                                                        965,241,267
 Investment loss-- net                                                                              (1,661,445)
 Accumulated net realized gain (loss)                                                               42,516,863
 Unrealized appreciation (depreciation) on investments                                             100,019,221
                                                                                                   -----------
 Total-- representing net assets applicable to outstanding capital stock                        $1,107,082,904
                                                                                                ==============
 Net assets applicable to outstanding shares:             Class A                               $  900,961,699
                                                          Class B                               $  123,090,458
                                                          Class Y                               $   83,030,747
 Net asset value per share of outstanding capital stock:  Class A shares      78,509,163        $        11.48
                                                          Class B shares      10,964,364        $        11.23
                                                          Class Y shares       7,226,308        $        11.49

 See accompanying notes to financial statements.


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

      Statement of operations
      IDS Discovery Fund, Inc.
      Six months ended Jan. 31, 1998



                                  Investment income

                                                                                                   (Unaudited)
 Income:
 Dividends (including $50,000 earned from affiliates)                                            $   2,613,024
 Interest                                                                                            1,797,360
                                                                                                     ---------
 Total income                                                                                        4,410,384
                                                                                                     ---------
 Expenses (Note 2):
 Investment management services fee                                                                  3,778,857
 Distribution fee -- Class B                                                                           436,813
 Transfer agency fee                                                                                   779,199
 Incremental transfer agency fee-- Class B                                                               7,054
 Service fee
      Class A                                                                                          810,293
      Class B                                                                                          101,537
      Class Y                                                                                           40,680
 Administrative services fees and expenses                                                             296,600
 Compensation of board members                                                                           6,098
 Custodian fees                                                                                         63,450
 Postage                                                                                                34,649
 Registration fees                                                                                      70,184
 Reports to shareholders                                                                                19,215
 Audit fees                                                                                             13,000
 Other                                                                                                   9,033
                                                                                                         -----
 Total expenses                                                                                      6,466,662
      Earnings credits on cash balances (Note 2)                                                       (81,626)
                                                                                                       -------
 Total net expenses                                                                                  6,385,036
                                                                                                     ---------
 Investment income (loss) -- net                                                                    (1,974,652)
                                                                                                    ----------

                                  Realized and unrealized gain (loss) -- net

 Net realized gain (loss) on:
      Security transactions
       (including gain of $6,774,976 on sale of affiliated issuers) (Note 3)                       122,095,726
      Options contracts written (Note 5)                                                               827,427
      Closed short positions in securities (Notes 1 and 3)                                          (1,207,653)
                                                                                                    ----------
 Net realized gain (loss) on investments                                                           121,715,500
 Net change in unrealized appreciation (depreciation) on investments                              (117,199,559)
                                                                                                  ------------
 Net gain (loss) on investments                                                                      4,515,941
                                                                                                     ---------
 Net increase (decrease) in net assets resulting from operations                                 $   2,541,289
                                                                                                 =============

 See accompanying notes to financial statements.

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


                                                     Financial statements


      Statements of changes in net assets

      IDS Discovery Fund, Inc.



                                  Operations and distributions             Jan. 31, 1998         July 31, 1997

                                                                        Six months ended            Year ended
                                   (Unaudited)
 Investment income (loss)-- net                                           $   (1,974,652)       $   (3,346,524)
 Net realized gain (loss) on investments                                     121,715,500            64,779,024
 Net change in unrealized appreciation (depreciation) on investments        (117,199,559)          244,479,200
                                                                            ------------           -----------
 Net increase (decrease) in net assets resulting from operations               2,541,289           305,911,700
                                                                               ---------           -----------
 Distributions to shareholders from:
      Net investment income
          Class A                                                                     --            (1,927,449)
          Class Y                                                                     --              (265,909)
 Net realized gain
          Class A                                                           (107,350,567)          (99,183,189)
          Class B                                                            (14,584,207)           (8,597,468)
          Class Y                                                             (9,866,379)           (8,324,287)
                                                                              ----------            ----------
 Total distributions                                                        (131,801,153)         (118,298,302)
                                                                            ------------          ------------

                                  Capital share transactions (Note 4)

 Proceeds from sales
      Class A shares (Note 2)                                                674,032,820           736,250,317
      Class B shares                                                          30,821,378            48,300,963
      Class Y shares                                                          30,951,973            38,054,111
 Reinvestment of distributions at net asset value
      Class A shares                                                         104,918,617            98,136,993
      Class B shares                                                          14,494,574             8,547,699
      Class Y shares                                                           9,866,379             8,590,196
 Payments for redemptions
      Class A shares                                                        (679,470,547)         (773,305,648)
      Class B shares (Note 2)                                                 (7,256,418)          (14,227,780)
      Class Y shares                                                         (19,489,599)          (38,438,270)
                                                                             -----------           -----------
 Increase (decrease) in net assets from capital share transactions           158,869,177           111,908,581
                                                                             -----------           -----------
 Total increase (decrease) in net assets                                      29,609,313           299,521,979
 Net assets at beginning of period                                         1,077,473,591           777,951,612
                                                                           -------------           -----------
 Net assets at end of period                                              $1,107,082,904        $1,077,473,591
                                                                          ==============        ==============


 See accompanying notes to financial statements.


 Notes to financial statements


      IDS Discovery Fund, Inc.
      (Unaudited as to Jan. 31, 1998)


  1

Summary of
significant
accounting policies



      IDS Discovery Fund, Inc. is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in common stocks of small- and medium-size growth companies. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A shares during the ninth calendar year of ownership. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

      All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

      Significant accounting policies followed by the Fund are summarized below:

      Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

      Valuation of securities

      All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

      Option transactions

      In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

      Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Futures transactions

      In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying security.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin), if any, are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

      Foreign currency translations and
      foreign currency contracts

      Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

      The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation and/or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

      Short sales

      The Fund may engage in short sales. In these transactions, the Fund sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security that was borrowed by purchasing it at the market price on the replacement date. The price at such time may be more or less than the price at which the Fund sold the security. The Fund will designate cash or liquid securities to cover its open short positions. The Fund also may engage in "short sales against the box," a form of short-selling that involves selling a security that the Fund owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows the Fund to hedge protectively against anticipated declines in the market of its securities or to defer an unrealized gain. If the value of the securities sold short increased prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

      Federal taxes

      Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

      Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

      Dividends to shareholders

      An annual dividend from net investment income, declared and paid at the end of the calendar year, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

      Other

      Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2

Expenses and
sales charges

      Effective March 20, 1995, the Fund entered into agreements with American Express Financial Corporation (AEFC) for managing its portfolio, providing administrative services and serving as transfer agent. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's daily net assets in reducing percentages from 0.64% to 0.515% annually. The fee is adjusted upward or downward by a performance incentive adjustment based on the Fund's average daily net assets over a rolling 12-month period as measured against the change in the Lipper Small Company Growth Fund Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $399,782 for the six months ended Jan. 31, 1998.

      Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, organizational expenses and any other expenses properly payable by the Fund and approved by the board.

      Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

     oClass A $15

     oClass B $16

     oClass Y $15

      Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

      Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and commencing on May 9, 1997, the fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

      Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $998,281 for Class A and $36,301 for Class B for the six months ended Jan. 31, 1998. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

      During the six months ended Jan. 31, 1998, the Fund's custodian and transfer agency fees were reduced by $81,626 as a result of earnings credits from overnight cash balances.


3

Securities
transactions

      Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $852,569,391 and $872,614,304, respectively, for the six months ended Jan. 31, 1998. Realized gains and losses are determined on an identified cost basis.

      Brokerage commissions paid to brokers affiliated with AEFC were $142,317 for the six months ended Jan. 31, 1998.

      At Jan. 31, 1998, the following security was sold short.

      Issuer                                Shares                       Value
      ________________________________________________________________________
      Dollar Tree                          100,000                  $4,256,250



4

Capital share
transactions

      Transactions in shares of capital stock for the periods indicated are as follows:

                                          Six months ended Jan. 31, 1998
                                       Class A       Class B      Class Y

      Sold                           51,245,565    2,359,524    2,286,000

      Issued for reinvested           9,196,137    1,297,867      863,804
        distributions

      Redeemed                      (51,369,680)    (562,280)  (1,459,797)
                                    -----------     --------   ----------

      Net increase (decrease)         9,072,022    3,095,111    1,690,007
                                      ---------    ---------    ---------



                                             Year ended July 31, 1997
                                       Class A       Class B      Class Y

      Sold                           62,998,962    4,259,010    3,296,071

      Issued for reinvested           8,966,980      777,346      772,708
        distributions

      Redeemed                      (66,170,688)  (1,258,366)  (3,358,084)
                                    -----------   ----------   ----------

      Net increase (decrease)         5,795,254    3,777,990      710,695
                                      ---------    ---------      -------


5

Option contracts
written


      The number of contracts and premium amounts associated with options contracts written is as follows:

                                         Six months ended Jan. 31, 1998

                                      Puts                      Calls
                            Contracts       Premium    Contracts       Premium
      Balance July 31, 1997     5,750 $     881,815       31,750 $   6,109,809
      Opened                   51,175    10,464,321       45,200    33,432,996
      Closed                  (41,165)   (8,054,622)     (31,445)  (29,228,125)
      Exercised                (6,820)   (1,244,403)     (23,503)   (6,329,166)
      Expired                    (940)     (310,045)     (12,752)   (2,134,485)
                                 ----      --------      -------    ----------
      Balance Jan. 31, 1998     8,000  $  1,737,066        9,250 $   1,851,029
                                -----  ------------        ----- -------------


      See summary of significant accounting policies.

6

Lending of
portfolio securities


      At Jan. 31, 1998, securities valued at $11,056,475 were on loan to brokers. For collateral, the Fund received $11,412,500 in cash. Income from securities lending amounted to $113,123 for the six months ended Jan. 31, 1998. The risk to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


  7

      Notes to financial statements

      IDS Discovery Fund, Inc.

Financial
highlights

The tables below show certain important financial information for evaluating the Fund's results.

Fiscal period ended Jan. 31,
                                                   Per share income and capital changesa
                                                                  Class A
                          1998b     1997      1996       1995     1994      1993     1992     1991     1990      1989
Net asset value,        $13.02    $10.73    $13.16     $10.33   $11.37     $9.87    $9.58    $9.05    $7.75     $6.69
beginning of
period
                          Income from investment operations:
Net investment            (.02)     (.04)      .06        .07     (.04)     (.02)    (.01)     .04      .14       .13
income
(loss)

Net gains (losses)         .04      3.95       .34       2.79     (.52)     1.75     1.01     1.03     1.35       .98
(both realized
and unrealized)

Total from                 .02      3.91       .40       2.86     (.56)     1.73     1.00     1.07     1.49      1.11
investment
operations
                          Less distributions:
Dividends from net          --      (.03)     (.09)        --       --        --     (.02)    (.11)    (.14)     (.05)
investment income

Distributions            (1.56)    (1.59)    (2.74)      (.03)    (.48)     (.23)    (.69)    (.43)    (.05)       --
from
realized gains

Total                    (1.56)    (1.62)    (2.83)      (.03)    (.48)     (.23)    (.71)    (.54)    (.19)     (.05)
distributions

Net asset value,        $11.48    $13.02    $10.73     $13.16   $10.33    $11.37    $9.87    $9.58    $9.05     $7.75
end of period
                          Ratios/supplemental data
                                                                 Class A
                          1998b     1997      1996       1995     1994      1993     1992     1991     1990      1989
Net assets, end of        $901      $904      $683       $730     $523      $445     $293     $207     $168      $167
period (in
millions)

Ratio of expenses         1.07%c    1.13%     1.00%       .99%     .97%     1.03%    1.04%     .98%     .76%      .66%
to
average daily net
assetsd

Ratio of net              (.28%)c   (.32%)     .46%       .59%    (.39%)    (.17%)   (.11%)    .40%    1.51%     1.86%
income (loss) to
average daily
net assets

Portfolio                   79%      153%      179%       192%      67%       76%      90%      95%      76%      109%
turnover rate
(excluding
short-term
securities)

Total returne               .1%     39.1%      4.0%      27.6%    (5.5%)    17.5%     9.9%    13.4%    19.8%     16.7%

Average brokerage       $.0533    $.0502        --         --       --        --       --       --       --        --
commission ratef

      a For a share outstanding throughout the period. Rounded to the nearest cent.

      b Six months ended Jan. 31, 1998 (Unaudited).

      c Inception date was March 20, 1996.

      d Adjusted to an annual basis.

      e Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

      f Total  return  does not  reflect  payment of a sales  charge.

      g Effective  fiscal year 1997,  the Fund is required to disclose an
        average brokerage   commission  rate  per  share  for  security  trades
        on  which commissions  are charged.  The  comparablity  of this information  may be affected by the fact that  commission  rates per share vary  significantly among foreign countries.





Fiscal period ended July 31,

                          Per share income and capital
                          changes(a)
                                    Class B                                  Class Y
                        1998b     1997     1996     1995c         1998b     1997     1996     1995c
Net asset value,      $12.82    $10.63   $13.12   $11.31        $13.03    $10.73   $13.17   $11.31
beginning of
period
                          Income from investment operations:
Net investment          (.06)     (.11)      --      .01          (.01)     (.01)     .07      .07
income
(loss)

Net gains (both          .03      3.89      .31     1.80           .03      3.95      .34     1.80
realized
and unrealized)

Total from              (.03)     3.78      .31     1.81           .02      3.94      .41     1.86
investment
operations
                          Less
                          distributions:
Dividends from net        --        --     (.06)      --            --      (.05)    (.11)      --
investment income

Distributions          (1.56)    (1.59)   (2.74)      --         (1.56)    (1.59)   (2.74)      --
from
realized gains

Total                  (1.56)    (1.59)   (2.80)      --         (1.56)    (1.64)   (2.85)      --
distributions

Net asset value,      $11.23    $12.82   $10.63   $13.12        $11.49    $13.03   $10.73   $13.17
end of period
                          Ratios/supplemental
                          data
                                     Class B                                 Class Y
                        1998b     1997     1996     1995c         1998b     1997     1996     1995c
Net assets, end of      $123      $101      $43      $10           $83       $72      $52      $39
period (in
millions)

Ratio of expenses       1.83%d    1.90%    1.74%    1.95%d         .99%d     .98%     .81%     .93%d
to
average daily net
assetse

Ratio of net            (.99%)d  (1.10%)   (.10%)    .44%d        (.20%)d   (.17%)    .61%    1.51%d
income (loss)
to average daily
net assets

Portfolio                 79%      153%     179%     192%           79%      153%     179%     192%
turnover rate
(excluding
short-term
securities)

Total returnf            (.2%)    38.1%     3.2%    16.0%           .2%     39.3%     4.2%    16.4%

Average brokerage     $.0533    $.0502       --       --        $.0533    $.0502       --       --
commission rateg

      a For a share outstanding throughout the period. Rounded to the nearest cent.

      b Six months ended Jan. 31, 1998 (Unaudited).

      c Inception date was March 20, 1995.

      d Adjusted to an annual basis.

      e Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

      f Total return does not reflect payment of a sales charge.

      g Effective  fiscal year 1997, the Fund is required to disclose an average
      brokerage   commission  rate  per  share  for  security  trades  on  which commissions  are charged.  The  comparability  of this  information may be affected by the fact that  commission  rates per share vary  significantly among foreign countries.


 Investments in securities


      IDS Discovery Fund, Inc.
      Jan. 31, 1998 (Unaudited)



                                           (Percentages represent
                                            value of investments
                                           compared to net assets)


Investments in securities of unaffiliated issuers

 Common stocks (87.5%)
Issuer                       Shares       Value(a)




Issuer                       Shares       Value(a)



 Aerospace & defense (1.3%)
 BE Aerospace             600,000(b)  $ 14,475,000


 Airlines (1.2%)
 Aviation Sales Co        350,000(b)    13,103,125


 Banks and savings & loans (1.1%)
 Ocwen Financial          475,000(b)    12,290,625


 Chemicals (2.4%)
 Millipore                800,000       26,200,000


 Communications equipment & services (1.2%)
 PairGain Technologies    725,000(b,d)  13,321,875


 Computers & office equipment (10.5%)
 Envoy                    400,000(b,c,d)15,099,999
 Hadco                    325,000(b,d)  13,802,344
 Harbinger                325,000(b,d)   8,043,750
 Renaissance Worldwide    275,000(b)    13,423,438
 Sanmina                  225,000(b,d)  15,131,249
 Sterling Software        350,000(b)    13,387,500
 Sykes Enterprises        650,000(b,d)  14,625,000
 Tech Data                350,000(b,d)  14,831,250
 Viasoft                  275,000(b,d)   8,301,563
 Total                                 116,646,093

 Electronics (5.4%)
 KLA-Tencor               500,000(b,d)  18,750,000
 Lattice Semiconductor    300,000(b)    13,837,500
 PRI Automation           450,000(b,d)  12,375,000
 Waters                   325,000(b)    14,990,625
 Total                                  59,953,125


 Energy (3.9%)
 Devon Energy             350,000(d)    12,206,250
 KCS Energy               725,000       12,143,750
 Rutherford-Moran Oil     650,000(b)    12,106,250
 Stone Energy             200,000(b)     6,475,000
 Total                                  42,931,250


 Energy equipment & services (8.9%)
 Atwood Oceanics          325,000(b)    13,406,250
 Camco Intl               500,000(b,d)  27,343,750
 Hanover Compressor       700,000(b,d)  12,381,250
 Jacobs Engineering Group1,100,000(b)   29,631,249
 Pride Intl               750,000(b,d)  15,984,375
 Total                                  98,746,874

 Financial services (2.3%)
 CMAC Investment          200,000       12,475,000
 PMT Services             900,000(b)    12,543,750
 Total                                  25,018,750
 Food (3.0%)
 JP Foodservice           550,000(b,d)  19,215,625
 Suiza Foods              225,000(b)    13,710,938
 Total                                  32,926,563


 Health care (6.6%)
 STERIS                     275,000(b,d)14,403,125
 Sybron Intl                550,000(b)  26,090,625
 Watson Pharmaceuticals     875,000(b)  32,156,250
 Total                                  72,650,000

 Health care services (8.7%)
 Equity Corp Intl           525,000(b)  10,368,750
 Express Scripts Cl A       200,000(b)  12,250,000
 Genesis Health Ventures    550,000(b,c)14,987,500
 Quintiles Transnational    500,000(b)  19,031,250
 Quorum Health Group      1,150,000(b)  28,750,000
 Shared Medical Systems     175,000(d)  11,462,500
 Total                                  96,850,000


 Industrial equipment & services (4.6%)
 Integrated Process
    Equipment               800,000(b)  11,700,000
 Kemet                    1,500,000(b)  27,750,000
 Rental Service             500,000(b,d)10,968,750
 Total                                  50,418,750


 Insurance (1.0%)
 Vesta Insurance Group      200,000     11,300,000


 Media (1.7%)
 Regal Cinemas              650,000(b)  18,890,625


 Metals (5.3%)
 Steel Dynamics           1,450,000(b)  29,000,000
 Stillwater Mining          750,000(b)  14,765,625
 Titanium Metals            575,000(b)  15,273,438
 Total                                  59,039,063

 Multi-industry conglomerates (2.8%)
 AccuStaff                1,200,000(b)  30,900,000


 Real estate investment trust (5.8%)
 FelCor Suite Hotels        800,000     29,850,000
 First Union Real
    Estate Investments      750,000      8,953,125
 Kilroy Realty              475,000     13,537,500
 Storage USA                300,000     11,718,750
 Total                                  64,059,375

 Restaurants & lodging (1.1%)
 Landry's Seafood
    Restaurants             575,000(b,d)12,721,875

 Retail (2.5%)
 OfficeMax                1,900,000(b)  27,787,500


 Utilities -- telephone (4.9%)
 ICG Communications         450,000(b,d)11,081,250
 Intermedia
    Communications          275,000(b,d)16,912,500
 LCI Intl                   900,000(b)  25,818,750
 Total                                  53,812,500

 Foreign (1.3%)(g)
 Core Laboratories          750,000(b)  14,812,500


 Total common stocks
 (Cost: $874,722,191)                $ 968,855,468




 Options purchased (0.1%)

Issuer                 Number of   Exercise    Expiration            Value(a)
                       contracts      price         date



 Calls
 Stillwater Mining        2,500         $22    April 1998         $  242,188
 Stone Energy             2,500          30     June 1998          1,375,000
 Total                                                            $1,617,188

 Total options purchased                                          $1,617,188
 (Cost: $1,411,451)

 Short-term securities (7.0%)
Issuer      Annualized          Amount     Value(a)
              yield on      payable at
               date of        maturity
              purchase

 U.S. government agencies (1.6%)
 Federal Home Loan Mtge Corp Disc Nts
    02-06-98     5.40%    $  700,000      $699,372
    02-17-98     5.39      5,000,000     4,987,321
    02-26-98     5.40      5,300,000     5,279,407
 Federal Natl Mtge Assn Disc Nts
    02-17-98     5.40      5,000,000     4,987,297
    02-27-98     5.46      1,500,000     1,493,880
 Total                                  17,447,277

 Commercial paper (5.4%)
 Ameritech
    02-03-98     5.91      6,400,000     6,396,869
 Bell Atlantic Financial Services
    02-27-98     5.49      8,800,000     8,763,898
 Ciesco LP
    02-25-98     5.52      3,500,000     3,486,632
 Commerzbank U.S. Finance
    02-13-98     5.47     10,200,000    10,179,926
 Fleet Funding
    02-19-98     5.51      1,800,000(e)  1,794,794
 Gannett
    02-24-98     5.48      3,300,000(e)  3,288,010
 Merrill Lynch
    02-18-98     5.49      7,400,000     7,379,761
 Morgan Stanley, Dean
 Witter, Discover & Co
    03-02-98     5.50      9,000,000     8,958,975
 Novartis Financial (Delaware)
    03-03-98     5.52      8,000,000     7,962,111
 Toyota Motor Credit
    03-04-98     5.51      2,100,000     2,089,752
 Total                                  60,300,728


 Total short-term securities
 (Cost: $77,748,005)                   $77,748,005


 Total investments in securities of unaffiliated issuers
 (Cost: $953,881,647)               $1,048,220,661


 Common stocks (5.8%)
Issuer                       Shares       Value(a)

 ChiRex                   1,100,000(b,d)14,712,500
 Commonwealth Inds          800,000     11,200,000
 Domain Energy              825,000(b)  11,395,313
 Dura Automotive
    Systems Cl A            500,000(b)  13,625,000
 Gulf South Medical Supply  400,000(b)  12,750,000
 Total                                 $63,682,813

 Total investments in securities of affiliated issuers
 (Cost: $58,456,328)                   $63,682,813


 Total investments in securities
 (Cost: $1,012,337,975)(h)          $1,111,903,474
                                    ==============




 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Security was partially or fully on loan. See Note 6 to the financial statements.

(d) At Jan. 31, 1998, securities valued at $29,100,001 were held to cover open call options written as follows:

 Issuer                        Shares  Exercise    Expiration        Value(a)
                                          price          date

 ChiRex                       100,000      $15     March 1998     $   81,250
 Devon Energy                  25,000       35      Feb. 1998         28,906
 Envoy                         75,000       35     March 1998        323,438
 Hanover Compressor            25,000       20      Feb. 1998         12,500
 ICG Communications            75,000       30      Feb. 1998          9,375
 Intermedia Communications     25,000       55      Feb. 1998        187,500
 KLA-Tencor                   150,000       45     March 1998        210,938
 PairGain Technologies        125,000       20     April 1998        210,937
 Pride Intl                    50,000       22     March 1998         59,375
 STERIS                        25,000       50      Feb. 1998         78,125
 STERIS                       125,000       55     March 1998        257,812
 Sykes Enterprises             50,000       20      Feb. 1998        153,125
 Viasoft                       75,000       50      Feb. 1998          9,375
                               ------       --           ----          -----
 Total                                                            $1,622,656
                                                                  ----------



      Investments in securities


      IDS Discovery Fund, Inc.



 Notes to investments in securities

At Jan. 31, 1998, cash or short-term securities were designated to cover open put options written as follows:
 Issuer                                   Shares          Exercise            Expiration            Value(a)
                                                             price                  date
 Camco Intl                              25,000               $55              Feb. 1998       $     62,500
 Camco Intl                              25,000                60              Feb. 1998            146,875
 Hadco                                   25,000                45              Feb. 1998             95,312
 Harbinger                               75,000                25              Feb. 1998            103,125
 JP Foodservice                          50,000                35              Feb. 1998             43,750
 KLA-Tencor                             100,000                35              Feb. 1998            112,500
 Landry's Seafood Restaurants            25,000                25              Feb. 1998             73,437
 Omnipoint                              250,000                20             March 1998             70,312
 PRI Automation                          50,000                25              Feb. 1998             35,938
 Rental Service                          25,000                22              Feb. 1998             23,438
 Sanmina                                 50,000                60              Feb. 1998             48,438
 Shared Medical Systems                  25,000                60              Feb. 1998              9,375
 Tech Data                               50,000                35              Feb. 1998             28,125
 Viasoft                                 25,000                40             March 1998            256,250
 Total                                                                                           $1,109,375

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
This security has been determined to be liquid under guidelines established by the board.

(f) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the period ended Jan. 31, 1998 are as follows:

Issuer                                Beginning          Purchase           Sales            Ending    Dividend
                                           cost              cost            cost              cost      income

ChiRex                             $ 8,071,489       $ 6,171,778   $     511,313       $13,731,954   $      --

Commonwealth Inds*                   6,800,627         6,428,412              --        13,229,039      50,000

Domain Energy*                       8,865,395         3,745,011       1,012,500        11,597,906          --

Dura Automotive Systems              7,435,610         5,492,500              --        12,928,110          --

Gulf South Medical Supply*          19,561,945                --      12,592,626         6,969,319          --

Project Software & Development*     10,347,322         3,069,376      13,416,698                --          --

Transaction Network Services*        8,500,984         1,215,938       9,716,922                --          --

Total                              $69,583,372       $26,123,015     $37,250,059       $58,456,328     $50,000
*Issuer was not an affiliate for the entire period.

(g) Foreign security values are stated in U.S. dollars.

(h) At Jan. 31, 1998, the cost of securities for federal income tax purposes was approximately $1,012,338,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation............................................................................$133,471,000
Unrealized depreciation.........................................................................    (33,906,000)
Net unrealized appreciation.......................................................................$  99,565,000


                 Board members and officers

                 Independent board members and officers

Chairman         William  R.  Pearce*
of the board     Chairman of the board,  Board  Services  Corporation  (provides administrative services to boards including the boards of the IDS and IDSLife funds and Master Trust portfolios).

                 H.  Brewster  Atwater,  Jr.
                 Former chairman and chief executive officer, General Mills, Inc.

                 Lynne  V.  Cheney
                 Distinguished fellow, American Enterprise Institute for Public Policy Research.

                 Heinz F. Hutter
                 Former president and chief operating officer, Cargill, Inc.

                 Anne P. Jones
                 Attorney and telecommunications consultant.

                 Alan K. Simpson
                 Former United States senator for Wyoming.

                 Edson W. Spencer
                 Former chairman and chief executive officer, Honeywell, Inc.

                 Wheelock Whitney
                 Chairman, Whitney Management Company.

                 C. Angus Wurtele
                 Chairman of the board, The Valspar Corporation.

                 Officer

Vice president,  Leslie L. Ogg*
general counsel  President,  treasurer and corporate secretary of Board Services
and secretary    Corporation.


                 Board members and officers associated with AEFC

President        John R. Thomas*
                 Senior vice president, AEFC.

                 William  H.  Dudley*
                 Senior  advisor  to the  chief  executive officer, AEFC.

                 David R. Hubers*
                 President and chief executive officer, AEFC.


                 Officers associated with AEFC

Vice president   Peter J. Anderson*
                 Senior vice  president,  AEFC

Treasurer        Matthew N. Karstetter*
                 Vice president, AEFC

* Interested person as defined by the Investment Company Act of 1940.

IDS mutual funds

Global/International funds

Funds in this group seek capital growth and/or income by investing primarily in foreign securities. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made. They are high risk mutual funds with a potential for high reward.

IDS Emerging Markets Fund

Invests in a Portfolio comprised primarily of stocks of companies in developing countries throughout the world that are believed to offer growth potential. Seeks to provide long-term growth of capital.

(icon of) world with countries

IDS Global Growth Fund

Invests in a Portfolio comprised primarily of stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The Fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Global Balanced Fund

Invests in stocks and bonds in, for the most part, major markets throughout the world, including the U.S. Seeks to provide a balance of growth of capital and current income.

(icon of) scale of globes

IDS Global Bond Fund

Invests in a Portfolio comprised primarily of debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

Growth funds

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. A highly aggressive and speculative fund that seeks long-term growth of capital.

(icon of) cart of precious gems

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

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IDS Small Company Index Fund

Invests in all or a representative group of the equity securities comprising the S&P SmallCap 600 Index, as it strives to provide long-term capital appreciation.

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IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's Corporation (S&P) 500 Stock Index.

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IDS Research Opportunities Fund

Invests in a Portfolio comprised primarily of equity securities of companies included in the S&P 500 Index that are believed to have strong growth potential. The Portfolio is managed using a research methodology by the Research Department of AEFC. Goal is long-term appreciation.

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IDS Growth Fund

Invests in a Portfolio comprised primarily of companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

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IDS New Dimensions Fund

Invests in a Portfolio comprised primarily of companies with significant growth potential due to superiority in technology, marketing or management. The Fund frequently changes its industry mix.

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IDS Progressive Fund

Invests primarily in undervalued common stocks. The Fund holds stocks for the long term with the goal of capital growth.

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Growth & income funds

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made.


IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

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IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

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IDS Managed Allocation Fund

Invests in a Portfolio comprised primarily of U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The Fund provides diversification among these major investment categories and has a target mix that represents the way the Fund's investments will be allocated over the long term. Seeks maximum total return.

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IDS Stock Fund

Invests in a Portfolio comprised primarily of common stock of companies representing many sectors of the economy. Seeks current income and growth of capital.

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IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

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IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

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IDS Diversified Equity Income Fund

Invests in a Portfolio comprised primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

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IDS Mutual

Invests in a Portfolio which seeks to balance between common stocks and senior securities (preferred stocks and bonds). Seeks a balance of growth of capital and current income.

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Income funds

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Extra Income Fund

Invests in a Portfolio comprised mainly of long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

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IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

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IDS Selective Fund

Invests in a Portfolio comprised primarily of high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

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IDS Federal Income Fund

Invests in a Portfolio comprised primarily of securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

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Tax-exempt income funds

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax, but a portion of the income may be subject to state and local taxes. Risk varies by bond quality.

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

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IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the Fund but does not guarantee the market value of the Fund's shares.

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IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

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IDS High Yield Tax-Exempt Fund

Invests in a Portfolio comprised primarily of medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

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IDS Intermediate Tax-Exempt Fund

Invests in mainly investment-grade bonds and other debt securities with intermediate-term maturities issued by state and local government units. Goal is to seek a high level of current income exempt from federal taxes.

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Money market funds

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. An investment in these funds is neither insured nor guaranteed by the U.S. government, and there can be no assurance that these funds will be able to maintain a stable net asset value of $1.00 per share. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposit (CDs) and other bank securities.

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IDS Tax-Free Money Fund

Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

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For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

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Quick telephone reference

American Express            Redemptions and exchanges,       National/Minnesota
Financial Advisors          dividend payments or                   800-437-3133
Telephone Transaction       reinvestments and automatic
Service                     payment arrangements           Mpls./St. Paul area:
                                                                       671-3800



TTY Service                 For the hearing impaired               800-846-4852




American Express            Automated account information          800-862-7919
Financial Advisors          (TouchTone(R) phones only),
Easy Access Line            including current fund prices
                            and performance, account values
                            and recent account transactions

AMERICAN EXPRESS Financial Advisors


IDS Discovery Fund
IDS Tower 10
Minneapolis, MN 55440-0010